UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 31, 2006

DUKE REALTY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Indiana	1-9044	35-1740409
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 26, 2006, Duke Realty Corporation (the “Company”) filed with the Secretary of State of the State of Indiana a designating amendment (the “Designating Amendment”) to the Company’s Third Restated Articles of Incorporation establishing the number, terms and rights of the Company’s 6.95% Series M Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series M Preferred Stock”).

Pursuant to General Instruction F to the Securities and Exchange Commission’s (the “Commission”) Form 8-K, the Designating Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by this reference.

Item 8.01                                             Other Events.

On January 31, 2006, the Company completed the issuance of 736,000 shares of its Series M Preferred Stock to American Stock Transfer & Trust Company, as depositary, and the related issuance and sale to the public of 7,360,000 Depositary Shares, each representing 1/10th of a share of the Company’s Series M Preferred Stock.  The Depositary Shares were registered with the Commission pursuant to the Company’s registration statement on Form S-3 (Registration Statement No. 333-120492) (as may be amended, the “Registration Statement”), under the Securities Act of 1933, as amended.

Item 9.01.                                          Financial Statements and Exhibits.

The following exhibits are filed with this Current Report on Form 8-K pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Company’s Registration Statement.  This Form 8-K is incorporated by reference into the Registration Statement, and, as such, the Company is filing the following exhibits to cause them to be incorporated by reference into the Registration Statement as exhibits thereto.  By filing this Current Report on Form 8-K, and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Exhibit
1.1

Terms Agreement, dated as of January 5, 2006, by and among the Company, Duke Realty Limited Partnership, and the several underwriters named in the Terms Agreement (including the terms of the related Underwriting Agreement attached as Annex A to the Terms Agreement and made a part thereof).

3.1

Designating Amendment to the Third Restated Articles of Incorporation of Duke Realty Corporation, establishing the amount, terms and rights of Duke Realty Corporation’s 6.95% Series M Cumulative Redeemable Preferred Stock.

3.2	Form of certificate representing the Series M Preferred Shares.

4.1

Deposit Agreement, dated as of January 31, 2006, by and among Duke Realty Corporation, American Stock Transfer & Trust Company, as depositary, and the holders from time to time of the Depositary Receipts (which includes as an exhibit the form of Depositary Receipt).

5.1	Legality Opinion of Alston & Bird LLP.

8.1	Tax Opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

SIGNATURES

                                                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

January 31, 2006	By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Executive Vice President, General Counsel and Secretary